Supplement to the currently effective prospectus of each of the listed funds:


Cash Account Trust                                       Investors Municipal Cash Fund
   Government & Agency Securities Portfolio                 Investors Florida Municipal Cash Fund
   Money Market Portfolio                                   Investors Michigan Municipal Cash Fund
   Tax-Exempt Portfolio                                     Investors New Jersey Municipal Cash Fund
                                                            Investors Pennsylvania Municipal Cash Fund
Cash Reserve Fund, Inc.                                     Tax-Exempt New York Money Market Fund
   Prime Series
   Treasury Series                                       Tax-Exempt California Money Market Fund
   Tax-Free Series

Daily Assets Fund Institutional

Investors Cash Trust
   Government & Agency Securities Portfolio
   Treasury Portfolio



The following supplements or replaces similar disclosure in the "Other Policies and Risks" section of each fund's prospectus:

A complete list of each fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.















               Please Retain This Supplement for Future Reference





May 1, 2006